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                                                EXHIBIT 23.3
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               INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Equality Bancorp, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.


/s/ KPMG LLP

KPMG LLP
August 28, 2000